TIFF INVESTMENT PROGRAM
TIFF MULTI-ASSET FUND (“MAF”)

Supplement Dated February 21, 2025
to the Prospectus Dated April 29, 2024, as Supplemented July 1, 2024, October 1, 2024 and December 13, 2024, and the Statement of Additional Information Dated April 29, 2024, as Supplemented December 13, 2024

This supplement provides new and additional information to the MAF prospectus and the MAF Statement of Additional Information referenced above.

The money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (“MAF”), and Keel Capital AB (“Keel”) has been terminated and Keel is no longer managing any portion of MAF’s assets. Effective immediately, all references to Keel and disclosure related to Keel in the Prospectus are hereby removed under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.” Additionally, all references to Keel and disclosure related to Keel in the SAI are hereby removed under the headings “Money Manager Agreements” and “Description of Indices.”

Please keep this supplement for future reference.